Provisions and Other Contingencies	12 Months Ended
Mar. 31, 2021
Disclosure Of Other Provisions [Abstract]
Provisions and Other Contingencies

2.6 Provisions and other contingencies

Accounting policy

a.	Provisions

A provision is recognized if, as a result of a past event, the Group has a present legal or constructive obligation that is reasonably estimable, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability.

Contingent liability is a possible obligation arising from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the entity or a present obligation that arises from past events but is not recognised because it is not probable that an outflow of resources embodying economic benefits will be required to settle the obligation or the amount of the obligation cannot be measured with sufficient reliability.

b.	Post sales client support

The Group provides its clients with a fixed-period post-sales support on all its fixed-price, fixed-timeframe contracts. Costs associated with such support services are accrued at the time related revenues are recorded and included in cost of sales. The Group estimates such costs based on historical experience and estimates are reviewed on a periodic basis for any material changes in assumptions and likelihood of occurrence.

c.	Onerous contracts

Provisions for onerous contracts are recognized when the expected benefits to be derived by the Group from a contract are lower than the unavoidable costs of meeting the future obligations under the contract. The provision is measured at the present value of the lower of the expected cost of terminating the contract and the expected net cost of continuing with the contract. Before a provision is established the Group recognizes any impairment loss on the assets associated with that contract.

Provisions comprise the following:

	(Dollars in millions)
	As of
	March 31, 2021	March 31, 2020
Provision for post sales client support and other provisions	97	76
	97	76

Provision for post sales client support and other provisions represents costs associated with providing sales support services which are accrued at the time of recognition of revenues and are expected to be utilized over a period of 1 year. The movement in the provision for post sales client support and other provisions is as follows:

(Dollars in millions)
Year ended March 31,
2021
Balance at the beginning	76
Translation differences	—
Provision recognized / (reversed)	41
Provision utilized	(20)
Balance at the end	97

Provision for post sales client support and other provisions is included in cost of sales in the consolidated statement of comprehensive income.

As of March 31, 2021, and March 31, 2020, claims against the Group, not acknowledged as debts (excluding demands from income tax authorities- Refer to Note 2.18) amounted to $82 million (₹599 crore) and $30 million (₹230 crore), respectively.